Exhibit 99.2 VMware Q4-2013 Preliminary Earnings and Guidance Conference Call

Forward Looking Statements
This presentation contains forward-looking statements including, among other things, statements regarding expected financial results for Q1 2014 and FY 2014 such as revenues, operating margin and cash flow, continuing with the share buyback program, the impact of the AirWatch acquisition on financial results, expected revenue growth in 2015 and
2016, and AirWatch being accretive to Non-GAAP EPS by the end of 2015. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the satisfaction of closing conditions for the AirWatch acquisition; (ii) clearance under the
Hart-Scott-Rodino Antitrust Improvements Act; (iii) unexpected costs, liabilities or delays in connection with the acquisition; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in consumer, government, and information technology spending, including any residual impact of the partial U.S. federal government shutdown in October 2013; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization and mobile market, and new product and marketing initiatives by
VMware’s competitors; (vii) factors that affect timing of license revenue recognition such as product announcements and promotions and beta programs; (viii) customers’ ability to develop, and to transition to, new products and computing strategies such as cloud computing, desktop virtualization, enterprise mobile management and security and the software-defined data center; (ix) the uncertainty of customer acceptance of emerging technology; (x) changes in the willingness of customers to enter into longer term licensing and support arrangements; (xi) rapid technological and market changes in virtualization software and platforms for cloud, end user and mobile computing; (xii) changes to product development time lines; (xiii) VMware’s relationship with EMC Corporation and EMC’s ability to control matters requiring stockholder approval, including the election of VMware’s board members; (xiv) VMware’s ability to protect its proprietary technology; (xv) VMware’s ability to attract and retain highly qualified employees; (xvi) the successful integration of acquired companies and assets into VMware; and (xvii) fluctuating currency exchange rates. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value, and effect as well as other risks detailed in documents filed with the Securities and
Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on
Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

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vmware

2014 Guidance
2014 Revenue Guidance
$5,940M to $6,100M
(a)
Q1-14 Revenue Guidance
$1,330M to $1,370M
(b)
Q1-14 & 2014 Non-GAAP Operating Margin
Guidance
Approximately 31%
(c)
2014 Interest Payments
Increase by approximately $25M vs. 2013
(d)
2014 Non-GAAP Tax Rate
Expect to remain consistent with 2013
(e)
CFFO, including AirWatch $2.6B to $2.85B
Share  Buyback Program Expect to continue share buyback program
(a) Expect approximately $75M from AirWatch
(b) Expect between $0M and $10M from AirWatch
(c) VMware has determined that it is impractical to estimate Q1-14 & 2014 operating margin calculated in accordance with
GAAP due to the announced AirWatch acquisition.  The allocation of purchase price and other matters relating to the announced acquisition are currently subject to significant uncertainty
(d) In association with increased debt to fund AirWatch acquisition
(e) VMware has determined that it is impractical to estimate its 2014 tax rate calculated in accordance with GAAP due to significant uncertainty arising from the announced AirWatch acquisition

2015 & 2016 Guidance Expect Revenue Growth of 16 – 20% in 2015 and 2016, up from previous guidance of 15 – 20%. Expect AirWatch to be accretive to Non-GAAP EPS in late 2015.